Rule 497(e)

File No. 333-52956; 811-07549

Schwab Signature™ Annuity

SUPPLEMENT DATED NOVEMBER 10, 2005

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Please note the following changes to the Prospectus.

The Trustees of the Alger American Balanced Portfolio (the “Portfolio”) have modified the Portfolio’s non-fundamental investment policies to permit limited investment by the Portfolio in lower-rated securities. In addition, in the future the Portfolio’s fixed-income investments may include mortgage-backed and asset-backed securities. Accordingly, the prospectus, page 10, is revised as follows:

“Alger American Balanced Portfolio-Class O Shares focuses on stocks of companies with growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and other asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio’s fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations (“NRSROs”) (or, if unrated, will have been determined to be of comparable quality by the Manager). The Portfolio also may invest up to 10% of its net assets in lower-rated securities rated “B” (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities.”

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

Please keep this supplement for future reference.

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